Indenture Trustee
Fleet National Bank
777 Main Street, 11th Floor
Hartford, CT  06115

Re:   Newcourt Receivables Asset Trust, 1996-1
Re:   Newcourt Receivables Asset Trust, 1996-2

1) The Monthly Servicer Certificate for the Collection Period ended August 31, 1996 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of September, 1996.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc: Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's


Newcourt Receivables Asset Trust
Monthly Servicer Certificate-Inputs                               August 1996

Accounts

Collection Account
Beginning Balance                              0.00
Sum of Deposits from Collections       8,150,598.17
Add:  Servicer Advances                1,202,687.72
Add:  Liquidation Proceeds from Servicer       0.00
Add:  Earnings from Eligible Investments  25,638.65

Less:  Collections to reimburse Servicer
   Advances                              633,799.43


Reserve Account
Beginning Balance                      2,958,440.22
Add:  Investment Earnings on Reserve
  Account                                  4,942.43

Distribution Account
Beginning Balance                              0.00

Unreimbursed Servicer Advances from
  Prior Month                                  0.00
Prior Month Servicing Fee Arrearage            0.00
Amount Owed to Hedging Counterparty            0.00

                                   Series 1996-1     Series 1996-2
Clas A Interest Arrearage                      0.00              0.00
Class B Interest Arrearage                     0.00              0.00
Class A Principal Arrearage                    0.00              0.00
Class B Principal Arrearage                    0.00              0.00
Class C Interest Arrearage                     0.00              0.00
Class C Principal Arrearage                    0.00              0.00

Initial A Balance                    119,656,814.00    169,810,862.19
Initial B Balance                      5,202,470.00      7,383,080.96
Initial C Balance                      5,202,470.00      7,383,080.96

Minimum Credit Enhancement             2,925,889.00      4,152,983.04

Restricting Event Calculations

                       Current     1 Month Prior   2 Months Prior  3 Months Prior  4 Months Prior 5 Months Prior  6 Months Prior

31-60 Days Past Due   11,535,809     4,984,964      5,429,413       5,567,100       5,335,288       5,963,751         0

61-90 Days Past Due    1,495,513       636,137        708,654         740,468         841,986         998,846         0
90 Days Past Due         460,084       374,889        543,102         724,549         443,094         214,687         0
Delinquent (60+ days
  past due)            1,955,597     1,011,026      1,251,756       1,465,017       1,285,080       1,213,533         0
Delinquency Ratio          2.00%

Gross Charge-Offs        165,884       189,272        429,472         632,132         188,037         214,687         0
Recoveries               132,000       162,200        372,639         624,792         138,000         180,000         0
Charge-Offs - Net
  of Recoveries           33,884        27,072         56,833           7,340          50,037          34,687         0
Charge-Off Ratio           1.00%


Contract Pool ADCB   288,989,064   111,267,022    115,777,793     121,604,525     125,141,905     127,357,194         0

(A) Portfolio Performance Tests:   1 Month Prior 2 Months Prior 3 Months Prior 4 Months Prior  5 Months Prior
                                     (yes/no)      (yes/no)       (yes/no)      (yes/no)        (yes/no)
    Event of Default (Yes/No)           no            no             no            no              no




Schedules

Class A Interest Schedule
                                       Series 1996-1     Series 1996-2    Consolidated
      Prior Months Series ADCB       111,267,021.99    184,577,024.12   295,844,046.11
      Current Months Series ADCB     108,151,666.90    180,837,396.75   288,989,063.65

      Prepayments                        542,612.35        800,424.09     1,343,036.44
      Defaults                           186,299.98        273,783.97       460,083.95

      Opening Class A Principal
        Balance                      101,897,526.10    169,810,862.19
      Opening Class B Principal
        Balance                        4,684,747.79      7,383,080.96
     Opening Class C Principal
       Balance                         4,684,747.79      7,383,080.96

Series Allocations
                                       Series 1996-1     Series 1996-2
Series Expected Cash flow              3,248,714.55      4,817,169.99
Series Arrearage                               0.00              0.00
Aggregate Series Expected Cash Flow    8,065,884.54      8,065,884.54
Aggregate Series Arrearages                    0.00              0.00

Series Allocation Percentage                 40.28%            59.72%



Newcourt Receivables Asset Trust                                                            August 1996
Monthly Servicer Certificate - Accounts                                Master Trust
                                         Collection       Reserve      Distribution
                                          Account         Account        Account         Series 1996-1  Series 1996-2
- ---------------------------------------------------------------------------------------------------------------------

Beginning Account Balances                    0.00    2,958,440.22            0.00
Investment Earnings                      25,638.65        4,942.43

Collection Account

Collections [4.3 a]                   8,150,598.17
Add:  Servicer Advances [4.3 b]       1,202,687.72
Add:  Liquidation Proceeds from
   Servicer                                   0.00
Less:  Collections to reimburse
  Servicer Advances [4.3 c]            (633,799.43)

Less:  Investment Earnings to
  Newcourt [4.2 e]                      (25,638.65)      (4,942.43)

- --------------------------------------------------------------------------------------------------------------------

Available Amount                     (8,719,486.46)                   8,719,486.46
- ----------------

Payments on Payment Date

   (A) Unreimbursed Servicer
         Advances [4.3 d i]                  0.00                             0.00

   (B) Servicing Fee [4.3 d ii]       (147,922.02)                      147,922.02

   (C) Amount owed to Hedging
        Counterparty [4.3 d iii]             0.00                             0.00

   (D) Series Available Amount to
        cash Series of Notes [4.3 d iv]                               8,571,564.44    3,756,652.86   4,814,911.58

      (1) Class A Interest
           [4.3 d iv A]             (1,548,737.35)                                      576,570.17     972,167.18

      (2) Class B Interest
           [4.3 d iv B]                (75,787.15)                                       29,396.79      46,390.36

      (3) Class A Principal
           [4.3 d iv C]             (6,450,833.49)                                    2,924,439.67   3,526,393.82

      (4) Deposit Reserve
           Account [4.3 d iv D]              0.00             0.00                            0.00           0.00
         Repayment Newcourt Advance          0.00       (68,549.58)

      (5) Class C Interest
           [4.3 d iv E]                (92,057.48)                                       35,330.81      56,726.67

      (6) Class B Principal
           [4.3 d iv F]               (202,074.48)                                       95,457.71     106,616.77

      (7) Class C Principal
           [4.3 d iv G]               (202,074.48)                                       95,457.71     106,616.77

      (8) Class A Accelerated
           Principal Payment
           [4.3 d iv H]                      0.00                                             0.00           0.00

      (9) Class B Accelerated
           Principal Payment
           [4.3 d iv I]                      0.00                                             0.00           0.00

      (10) Pay to Hedging
            Counterparty [4.3 d iv J]        0.00                                             0.00           0.00

      (11) Class C Accelerated
            Principal Payment
            [4.3 d iv K]                     0.00                                             0.00           0.00

         Subtotal                           (0.00)

Distributions to Noteholders        (8,719,486.46)                      147,922.02    3,756,652.86   4,814,911.58

Ending Balance                              (0.00)     2,889,890.64          (0.00)




Newcourt Receivables Asset Trust                                               August 1996
Monthly Servicer Certificate - Schedules


Class A Interest Schedule                                        Series 1996-1     Series 1996-2
         Opening Class A Principal Balance                      101,897,526.10    169,810,862.00
         Class A Interest Rate                                           6.79%             6.87%
         30/360* Class A Interest Rate                                   0.57%             0.57%
         Current Class A Interest Distribution                      576,570.17        972,167.18
         Prior Class A Interest Arrearage                                 0.00              0.00

         Class A Interest Due                                       576,570.17        972,167.18

Class A Principal Schedule
                                                                 Series 1996-1     Series 1996-2
         Opening Class A Principal Balance                      101,897,526.10    169,810,862.00
         Prior Months Series ADCB                               111,267,021.99    181,911,604.81
         Current Months Series ADCB                             108,880,579.23    181,911,604.81
                                                                --------------    --------------
                                    Difference                    2,386,442.76      2,665,419.31
                                    Class A Share                       92.00%            92.00%
                                    Scheduled Principal Due       2,195,527.34      2,452,185.76

         Current Prepayments                                        542,612.35        800,424.09
         Current Defaults                                           186,299.98        273,783.97

                                    Class A Total Due             2,924,439.67      3,526,393.82

         Prior Class A Arrearage                                          0.00              0.00

         Class A Principal Due                                    2,924,439.67      3,526,393.82

         Class A Principal Distribution                           2,924,439.67      3,526,393.82

         Current Class A Arrearage                                        0.00              0.00

         Interim Class A Principal Balance after Current
           Distribution                                          98,973,086.43    166,284,468.18

         Accelerated Class A Distribution Amount                          0.00              0.00

         Ending Class A Principal Balance after Current
           Distribution                                          98,973.086.43    166,284,468.18


Class B Interest Schedule                                        Series 1996-1     Series 1996-2
         Opening Class B Principal Balance                        4,684,747.79      7,383,081.00
         Class B Interest Rate                                           7.53%             7.54%
         30/360* Class B Interest Rate                                   0.63%             0.63%
         Current Class B Interest Distribution                       29,396.79         46,390.36
         Prior Class B Interest Arrearage                                 0.00              0.00

         Class B Interest Due                                        29,396.79         46,390.36

Class B Principal Schedule                                       Series 1996-1     Series 1996-2

     Opening Class B Principal Balance                            4,684,747.79      7,383,081.00
     Prior Months Series ADCB                                   111,267,021.99    184,577,024.12
     Current Months Series ADCB                                 108,880,579.23    181,911,604.81
                                                                --------------    --------------
                                    Difference                    2,386,442.76      2,665,419.31
                                    Class B Share                        4.00%             4.00%
                                    Scheduled Principal Due          95,457.71      106,616.77

     Current Prepayments                                                  0.00              0.00
     Current Defaults                                                     0.00              0.00

                                    Class B Total Due                95,457.71        106,616.77

     Prior Class B Arrearage                                              0.00              0.00

     Class B Principal Due                                          95,457.717        106,616.77

     Class B Principal Distribution                                  95,457.71        106,616.77

     Current Class B Arrearage                                            0.00              0.00

     Interim Class B Principal Balance after
      Current Distribution                                        4,589,290.08      7,276,464.23

     Accelerated Class A Distribution Amount                              0.00              0.00

     Ending Class B Principal Balance after
      Current Distribution                                        4,589,290.08      7,276,464.23

Class C Interest Schedule
     Opening Class C Principal Balance                            4,684,747.79      7,383,081.00
     Class C Interest Rate                                               9.05%             9.22%
     30/360* Class C Interest Rate                                       0.75%             0.77%
     Current Class C Interest Distribution                           35,330.81         56,726.67
     Prior Class C Interest Arrearage                                     0.00              0.00
     Class C Default Rate                                               10.05%            10.22%
     30/360* Class C Interest Default Rate                               0.84%             0.85%
     Interest on Interest Arrearage                                       0.00              0.00

     Class C Interest Due                                            35,330.81         56,726.67

     Class C Interest Paid                                           35,330.81         56,726.67
     Class C Interest Arrearage                                           0.00              0.00

Class C Principal Schedule
     Opening Class C Principal Balance                            4,684,747.79      7,383,081.00
     Prior Months Series ADCB                                   111,267,021.99    184,577,024.12
     Current Months Series ADCB                                 108,880,579.23    181,911,604.81
                                                                --------------    --------------
                                    Difference                    2,386,442.76      2,665,419.31
                                    Class C Share                        4.00%             4.00%
                                    Scheduled Principal Due          95,457.71        106,616.77

     Prior Class C Arrearage                                              0.00              0.00

     Class C Principal Due                                           95,457.71        106,616.77

     Class C Principal Distribution                                  95,457.71        106,616.77

     Current Class C Arrearage                                            0.00              0.00

     Interim Class C Principal Balance after
      Current Distribution                                        4,589,290.08      7,276,464.23

     Accelerated Class C Distribution Amount                              0.00              0.00

     Ending Class C Principal Balance after
      Current Distribution                                        4,589,290.08      7,276,464.23

Servicing Fee Schedule

     Contract Pool ADCB           295,844,046.11
     Servicing Rate                        0.60%
     Monthly Servicing Rate                0.05%
     Prior Servicing Fee Arrearage          0.00
     Current Servicer Fee             147,922.02
     Servicer Fee Due                 147,922.02
     Current Servicing Fee Arrearage        0.00



Reserve Account Schedule

                                             Reserve Account     Series 1996-1     Series 1996-2
     Prior  Month Balance                       2,958,440.22
     Series ADCB                              288,989,063.65
     Required Balance (Series ADCB* 1.00%)      2,889,890.64
     Current Period Draw on Reserve                     0.00
     Required Deposit to Reserve Account                                  0                 0
     Actual Deposit to Reserve Account                                    0                 0
     Newcourt Advance Released from
      Reserve Account                             (68,549.58)
     Ending Reserve Account Balance             2,889,890.64
                                                ------------


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                  August 1996

Restricting Event Calculations

  (1)      Event of Default under the Servicing Agreement (Yes/No)       no

       (a) ADCB Delinquencies
           3 Month Rolling Avg. ADCB                            172,011,293

           Delinquency Ratio                                          0.55%

           Maximum Delinquency Ratio                                  2.00%

       (b) Annualized ADCB Defaulted Contracts Ratio                  0.28%

           Maximum Default Ratio                                      1.00%

       (c) Reserve plus APB Subordination                                no

       (d) Restricting Event under any Indentureno

Portfolio Performance Tests

                            1 month prior  2 months prior    3 months prior  4 months prior   5 months prior
                   Current:    (yes/no)        (yes/no)         (yes/no)         (yes/no)         (yes/no)
 Event of Default:    no          no             no                no              no                no


                                                 Monthly  Weighted
Delinquencies          Delinquencies   ADCB    Delinquency Average
  0
      2 months prior     708,654   115,777,793    0.61%       0.14%
      1 month prior      636,137   111,267,022    0.57%       0.12%
      Current          1,495,513   288,989,064    0.52%       0.29%
                                                  -----       -----
                                                  0.57%       0.55%

      Delinquency Ratio:                          0.55%
      Maximum Delinquency Ratio:                  2.00%


                                                       Monthly
Charge-Offs                Charge-Offs     ADCB       Defaults
  0
      5 months prior         34,687     27,357,194      0.03%
      4 months prior         50,037    125,141,905      0.04%
      3 months prior          7,340    121,604,525      0.01%
      2 months prior         56,833    115,777,793      0.05%
      1 month prior          27,072    111,267,022      0.02%
      Current                33,884    288,989,064      0.01%
                            -------    -----------      -----
                            209,853    890,137,503      0.03%

      Average ADCB                                148,356,250
      Annualized Maximum
       Charge-Off Ratio:                                1.00%
      1% of Average ADCB                            1,483,563
      Sum of Charge-Offs *2                           419,707
      Annualized Charge-Off Ratio:                      0.28%

Series 1996-1 Enhancement Floor
  0
       Enhancement Floor                            2,925,889

       Amounts on deposit in the Reserve Account    2,889,891
       Series Allocation Percentage                    40.28%
       ADCB less Aggregate Principal
        Amount of Class A Notes                     8,449,668
                                                    ---------
                                                    9,613,636


Series 1996-2 Enhancement Floor
  0
      Enhancement Floor                             4,152,983

      Amounts on deposit in the
       Reserve Account                              2,889,891
      Series Allocation Percentage                     59.72%
      ADCB less Aggregate Principal
      Amount of Class A Notes                      14,552,928
                                                   ----------
                                                   16,278,851


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules               August 1996


Certificate Factors

                                        Series 1996-1     Series 1996-2
    Class A
    Current A Balance                     98,973,086       166,284,468
    Initial A Balance                    119,656,814       169,810,862

    Certificate Factor:                 0.8271412477      0.9792334025



    Class B
    Current B Balance                      4,589,290         7,276,464
    Initial B Balance                      5,202,470         7,383,081

    Certificate Factor:                 0.8821367696      0.9855593115



    Class C
    Current C Balance                      4,589,290        7,276,464
    Initial C Balance                      5,202,470        7,383,081

    Certificate Factor:                 0.8821367696     0.9855593115



Delinquencies

                                                             Monthly
                          Delinquencies       ADCB       Delinquencies
   Current                 275,957,742    288,989,064       95.49%
   31-60 Days Past Due      11,535,809    288,989,064        3.99%
   61-90 Days Past Due       1,495,513    288,989,064        0.52%